SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION
14(C) OF THE SECURITIES EXCHANGE
ACT OF 1934

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[X]	Preliminary Information Statement	Confidential, for use of the Commission Only (as permitted by Rule 14c-d(d)(2))
[ ]	Definitive Information Statement

UNITED NATIONAL FILM CORPORATION.
(Name of Registrant as Specified in Its Charter)

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     (4)  Proposed maximum aggregate value of transaction:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UNITED NATIONAL FILM CORPORATION
6063 Christie Avenue, Suite 601
Emeryville, California  94608

INFORMATION STATEMENT
AND NOTICE OF SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY STATEMENT AND
YOU ARE REQUESTED NOT TO SEND A PROXY

Approximate date of Mailing of this Notice of Meeting and Information Statement:   March 17, 2003

TO ALL STOCKHOLDERS:

    The enclosed information is provided by the board of directors of United National Film Corporation, a Colorado corporation (the Company), for use at and as notice of a Special Meeting of Shareholders (the Meeting) that is being called pursuant to the provisions of the by-laws of the Company and in accordance with Section 7-56-502 of the Colorado Corporations and Associations Act.  The Meeting will be held on Thursday, April 15, 2003, at 10:00 A.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein.  The Meeting will be held at the office of the Company's transfer agent, Corporate Stock Transfer, located at 3200 Cherry Creek Drive, Suite 130, Denver, Colorado 80209 .  The board of directors intends to mail this notice of the Meeting and information statement on or about March 17, 2003, to all shareholders entitled to vote at the Meeting.

   Stockholders of record on the close of business on February 1, 2003, are entitled to notice of the foregoing.

   The Company will pay all costs of preparing, printing, and mailing this Information Statement.

DENO PAOLI
Chairman of the Board of Directors

TABLE OF CONTENTS

INTRODUCTION
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
BACKGROUND AND HISTORY
DESCRIPTION OF BUSINESS
CURRENT STATUS
OUTSTANDING SECURITIES AND VOTING RIGHTS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECURITY OWNERSHIP OF MANAGEMENT
BOARD OF DIRECTORS ACTION - REVERSE STOCK SPLIT
ISSUANCE OF SECURITIES
ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B

INTRODUCTION

   This Information Statement is being furnished by the board of directors of United National Film Corporation (we,us, or the Company), to stockholders in connection with actions taken by the board of directors and which are to be submitted to the stockholders for a vote at a Special Meeting of the Company stockholders.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Who is entitled to receive this Notice of Meeting and Information Statement?

A:
All record holders of our common stock as of the close of business on February 1, 2003 are entitled to receive this Notice of Meeting and Information Statement. On that day, approximately 8,181,983 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q:	Why is the Company sending me this Notice of Meeting and Information Statement?

A:
The Securities and Exchange Commission requires the Company to notify you of actions being brought before a meeting of the stockholders for a vote.   In this case, the board of directors his recommending a reverse split of the common stock of the Company along with other matters set forth herein.

Q:	Why is the Company changing the number of shares issued and outstanding?

A:
The Company has entered into a memorandum agreement with MeetVirtual Systems, Inc., a New Jersey corporation, pursuant to which MeetVirtual Systems will purchase newly issued restricted shares from the Company.  In order to issue the number of shares set forth in the agreement, the Company must reduce the number of existing issued shares.

Q:	What am I required to do?

A:
Nothing. The Company is providing you with notice of the special meeting.  You may attend the special meeting and vote your shares either for or against the proposals that will be presented at the special meeting.

Q:	Should I send my stock certificates now?

A:
No. If the reverse stock split is approved,  you will receive written instructions for exchanging your stock certificates for new certificates reflecting the change in the number of shares that you own.

Q:	Am I entitled to dissenter's rights?

A:
No. The Colorado Corporations and Associations Act does not provide for dissenter's rights in connection with reverse stock splits except that a shareholder  is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided. (CCAA § 7-113-102(2.5).  The Company will not issue any fractional shares or scripts that are to be acquired for cash or are to be voided.

Q:	What interests in the reverse split and issuance of new shares do members of management have?

A:
No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments, which is not shared by all other stockholders.

BACKGROUND AND HISTORY

    United National Film Corporation (the Company), formerly known as Riverside Capital, Inc. was formed under the laws of the State of Colorado on July 19, 1988, in order to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnership or sole proprietorships. On February 28, 1989, the Company completed a public offering of 20,500,000 Units at an offering price of $.01 per unit. Each Unit consisted of one share of the Company's no par value common stock and three Class A Common Stock purchase Warrants. Each A Warrant entitled the holder to purchase, at a price of $.02, one share of Common Stock and one Class B Common Stock purchase Warrant until December 22, 1992. Each B Warrant entitled the holder to purchase one share of Common Stock at $.05 per share until December 22, 1992. The proceeds to the Company from its initial public offering were approximately $159,090.

    On March 2, 1989, the company made a $20,000 investment in Escalante Capital, Inc. (Escalante) a wholly owned subsidiary of the Company. Escalante did not engage in any business activity and has been dissolved.

    On June 19, 1989, the Company purchased an eighty percent (80%) interest in Fortune Mint, Inc. (Fortune) for $75,000 in cash, subsequently selling all of its interest in Fortune to Heavenly Hot Dogs (Heavenly) for 90 day promissory note for $75,000 and 7,000,000 restricted shares of Heavenly common stock, Heavenly defaulted on its note and the agreement to sell Fortune to Heavenly was terminated. Fortune closed down its activities and is no longer manufacturing its mints. As of September 7, 1990, the Company no longer owned any interest in Fortune and has written off its investment.

    On March 18, 1992, the Company acquired all of the issued and outstanding shares of United National Film Corporation in exchange for an aggregate of 407,250,000 (after giving effect to a one for two reverse split) authorized but unissued shares of the common stock, no par value, of (Riverside Capital Inc.) United National Film Corporation assisted Riverside Capital, Inc. in a business combination which resulted in the shareholders of United National Film Corporation owning together approximately 90% of the then issued and outstanding shares of Riverside Capital common stock and Riverside Capital, Inc. holding 100% of the issued and outstanding shares of United National Film Corporations common stock. No cash was acquired by either corporation in this merger. United National Film Corporation became the surviving entity.

    On February 5, 1998, the Company entered into a Stock Purchase and Exchange Agreement with Titus Productions. Inc. (Titus) which provided for the recapitalization of the Company. Pursuant to the Agreement, the Company acquired all of the capital stock of Titus and the common voting shares of Mr. Conrad Sprenger and Mr. L. Richard Bare in exchange for the distribution of the shares of Mr. Deno Paoli, Mr. Ted Mortarotti and Ms. Jody Mortara. Following the completion of the exchange, Mr. Paoli owned approximately 36.6% and Mr. Mortarotti and Ms. Mortara each owned approximately 18.3% of the issued and outstanding shares of the Company.

    On September 14, 1998, the Company purchased the worldwide rights from Arthur L. Stashower in the feature film entitled Molly and Lawless John, starring Sam Elliott. In consideration thereof 40,000 shares of the company stock were issued and an agreement to pay $50,000 on January 15, 1999. Mr. Stashower was acting in his own capacity prior to being nominated to the Board of Directors. Mr. Stashower, now the Company President, has deferred payment until the Company has completed its financing plans.

    On January 20, 1999, the company entered into an agreement with Winner Take All a California Limited Partnership to acquire all the assets of the Partnership consisting of all rights, title and interest to the screenplay (Winner Take All), which included all beneficiary agreements. The consideration paid for the acquisition was the issuance of 105,000 Shares of Common Stock divided among the limited partnership in accordance with their respective interests. Deno Paoli, one of the General Partners of Winner Take All, Ltd and a shareholder of the Company, abstained from voting and did not receive consideration for the transfer of his partnership interest in the Company.

    On June 9, 1999, a joint venture agreement was entered into with the company known as Animation and Effects to produce a series of entitled Snappy Sings. The joint venture will own all the rights to Snappy Sings including all copyrights. Ten per cent (10%) of the future revenues will to Animation and Effects and ninety per cent (90%) of the future revenue to the Company until the sum received by the Company equals the amount to be advanced by the Company. Thereafter revenues will be shared forty per cent (40%) to Animation and Effects and sixty per cent (60%) to the Company. The joint venture agreement with Animation and Effects has expired.

    On May 24, 2000 an agreement was entered into granting the Company the exclusive rights and option to acquire the motion picture and television rights in the novel written by Paul E. Erdman entitled. The Billion Dollar Sure Thing The terms of the agreement provided that Paul E. Erdman will be paid  Two and one half per cent of the final approved budget of the motion picture based on the book if produced, but not less than $250,000 and not more than $1,000,000. In addition Mr. Erdman will be entitled to receive the sum equal a 2.5% of the net profit derived by UTNF from the picture. At that time, the Company reached a preliminary understanding with Lucid, Ltd. of Ireland to raise capital for this film through a government program.  Lucid, Ltd. was unable to raise the capital for the film.

DESCRIPTION OF BUSINESS

    The Company was formed with a mission to identify, acquire, shoot and produce high quality budget films conceived both by UTNF and others in order to fill a void in the consumer market. Our objectives and goals are to produce quality budget pictures in the three to ten million dollar range. From time to time, UTNF will acquire a project that will warrant a larger budget like its newly acquired original novel The Billion Dollar Sure Thing.

    UTNF is continuing to acquire films for its new library. Plans call for the acquisition of an Internet based, interactive, entertainment entity to complement its efforts to provide a steady cash flow. Management is continuing its efforts to acquire a small to medium sized distribution company.

    The Company plans to finance projects that it intends to produce by securing advance payments through the sale of distribution rights to companies skilled in marketing independent films.  Foreign sales can bring upward to fifty (50) viable territories ranging from $5000 to $100,000 for the right to exhibit. UTNF has prepared a Prospective Offering to finance its Children Education Programs. There can be no assurance the additional financing will be available on acceptable terms, if at all.

CURRENT STATUS

       On September 24, 2002, the Company entered into an agreement with MeetVirtual Systems, Inc., a New Jersey corporation that was contingent on bringing current all of the filings for the Company with the Securities and Exchange Commission.  A true and correct copy of the agreement and its amendment are included herewith as Appendix B an Appendix B-1.  In order to accomplish the undertakings in that agreement, the board of directors has determined that a reverse split of the common stock of the Company is necessary, as discussed in this information sheet.

    On January 21, 2003 at a meeting of the board of directors, the board approved the issuance of shares of common stock in lieu of cash as compensation for services rendered to the Company.  A total of 685,000 shares of restricted common stock were authorized to be issued.

    The Company currently has no active operations or majority owned subsidiaries. Our assets consist of a small amount of cash as shown in the audited statements that comprise a portion of the 10K report for the period ending June 30, 2002.  The liabilities are also set forth in that report.  A true and correct copy of the 10K of the Company for the period ending June 30, 2002 is included herewith as Appendix A.  There have been no significant changes in the financial position of the Company since the filing of the 10K for the period ending June 30, 2002 for the Company.  The 10Qs for the quarters ending September 30, 2002 and December 31, 2002 are attached as Appendices A-1 and A-2, respectively.

OUTSTANDING SECURITIES AND VOTING RIGHTS

         As of the Record Date, we had issued and outstanding a total of 8,181,983 shares of common stock held by approximately 80 shareholders.

         Each holder of common stock is entitled to one vote in person or by proxy for each share of common stock in his or her name on our stock transfer books as of the Record Date on any matter submitted to a vote of the stockholders.   The vote required to approve the reverse split of the issued and outstanding stock, issuance of the securities and completion of the MeetVirtual Systems, Inc. transaction according to the by-laws of the Company and Colorado law is an affirmative vote of a simple majority of the shareholders that attend or are represented at the Meeting, once the requirement of a quorum is met.  In order to have a quorum at the Meeting, a majority of the outstanding and issued shares of the Company must be present or represented by proxy.  Broker non votes and abstentions will not be counted towards an affirmative vote.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

       As of the record date, February 1, 2003,  the Company's authorized capitalization consisted of  30,000,000  shares of common stock and 3,000,000 shares of preferred stock. As of the record date, there were 8,181,983 shares of common stock outstanding, all of which were fully paid, non assessable and entitled to vote, and 21,500 shares of Series B preferred stock were outstanding. Each share of common stock entitles its holder to one vote on each matter submitted to the shareholder.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the beneficial ownership as of February 1, 2003 of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executives and directors is 6063 Christie Avenue, Suite 601, Emeryville, California 94608

				Percentage of
		Number of	Number of		Total
Name	Position	Shares Held	Options (1)	Total	Outstanding

Deno Paoli	Chairman of the Board and Chief Executive Officer , Director	2,120,000	0	2,120,000	25.910%
Art Stashower	President, Director	1,070,000	0	1,070,000	13.077%
Peter Finch	Chief Financial Officer, Director	55,000	0	55,000	*%
officers as a group		3,245,000	0	3,245,000	39.660%

*	Represents less than 1% of the Company's issued and outstanding common stock.
(1)	Represents shares subject to stock options that are exercisable before December 31, 2008.

2

BOARD OF DIRECTORS ACTION

REVERSE STOCK SPLIT

         In accordance with the undertaking of the Company relating to an agreement dated September 24, 2002 that became effective as of the date of the filing of all of the Company's delinquent Securities and Exchange Commission quarterly and annual filings, the board of directors has unanimously adopted, by resolution in a special held board of directors meeting, a plan for a 3 to 1 reverse stock split of our issued and outstanding common stock, without reducing the 30,000,000 shares of authorized common stock.  Such reverse stock split is authorized by the Colorado Corporations and Associations Act, Section 7-106-105.  The Articles of the Company will not be amended in connection with the reverse split of the common stock.  The par value of each common share will remain at $.001 per share.

         We, the board of directors, believe it is in the best interests of the Company and its stockholders to ratify and approve the action of the board of directors in adopting the reverse stock split. We recommend the reverse split based on the reasons and information provided below.   Once approved, the reverse split will be, by its terms, effective as of April 1, 2003.

Purpose and Background of the Reverse Split

         The board of directors has approved the reverse stock split in accordance with our undertakings in an agreement with MeetVirtual Systems, Inc. pursuant to which we recently obtained $31,500 in new cash for expenses of the transaction plus an obligation to make an additional $63,500 investment in the Company along with an undertaking by MeetVirtual Systems, Inc. to use its assets to accomplish the fulfillment of the objectives of the Company to produce marketable films.  . We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse split is not intended to be an anti takeover device.

Effect on Market for Common Stock

         Currently our common stock is not actively quoted or traded on any recognized quotation medium that we know of.   The stock of the company was delisted shortly following the September 11, 2000 disaster at the World Trade Center due to the failure to timely file an annual report with the Securities and Exchange Commission for the twelve month period ending June 30, 2001.  Decreasing the number of shares held by individual shareholders will have a dilutive effect on the share value.  However, with no existing market for the shares, it is questionable whether the value per share will be altered.  The par value per share will remain the same both before and after the reverse split of the shares.  The board of directors feels that the industry influence of MeetVirtual Systems, Inc. coupled with their commitment of resources to the Company could result in an increase in the price for our stock if a market were to develop.   However, we cannot assure that such an increase will occur, even if a market existed for our stock.

Effects of Reverse Split on Common Stock; No Fractional Shares

         The principal effect of the reverse split will be to decrease the number of issued and outstanding shares of our common stock to approximately 2.5 million shares, based on the number of shares outstanding on the Record Date for the stockholder meeting.  The total number of shares of common stock each of stockholder holds will be reclassified automatically into the number of shares equal to the number of shares such stockholder held immediately before the reverse split divided by 3. If the number of shares a individual stockholder of record holds is not evenly divisible by 3, such stockholder will receive a scrip for the fractional share.

         As of the Record Date for the stockholder consent, we had approximately 80 common stockholders of record. We do not expect the reverse split to result in a significant reduction in the number of record holders. We do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse split.

Exchange of Stock Certificates

         Stockholders will not be required to submit their stock certificates for conversion into the post reverse split number of shares.

         However, on or after the effective date of the reverse split, we will mail a letter of transmittal to our stockholders. Stockholders will be able to obtain a certificate evidencing post reverse split shares only by sending our transfer agent, Corporate Stock Transfer, located at 3200 Cherry Creek Drive, Suite 430, Denver, Colorado 80209, his or her old stock certificate(s), together with the properly executed and completed letter of transmittal and payment of the required transfer fee of $25.00 per new certificate. Stockholders will not receive certificates for post reverse split shares unless and until their old certificates are surrendered.  Stockholders should not forward their certificates to our transfer agent until they receive the letter of transmittal, and stockholders should only send in their certificates with the letter of transmittal. The transfer agent will send the stockholder's new stock certificate promptly after receipt of his or her properly completed letter of transmittal, the old stock certificate(s), and required fee.

         As noted above, no fractional share of post reverse split common stock will be issued. Instead, we will issue scrip in non registered form, not represented by a certificate, that shall entitle the holder to receive a full share upon the surrender of such scrip evidencing a whole share. Upon the surrender of scrip evidencing a whole share, we will issue to the holder thereof a certificate evidencing such whole share. Holders of scrip will not be entitled to exercise voting rights, to receive dividends thereon, or to participate in any of our assets in the event of liquidation.

ISSUANCE OF SECURITIES

    As part of the transaction with MeetVirtual Systems, Inc. the Company will issue additional shares of its authorized common stock.  The common sock of the Company has a par value of $.001 per share.  Each share of common stock is entitled to one vote.  The common stock carries no cumulative voting rights.  The common stock has no preemptive rights.  The common stock of the Company is entitled to dividends at the discretion of the board of directors. The Company will issue approximately 25,000,000 shares of stock to MeetVirtual Systems, Inc. for payment of $25,000 in expenses and $65,000 for the issuance of shares equaling a total of  $90,000 to the Company as part of the transaction.  The memorandum agreement with MeetVirtual Systems, Inc. was amended as of January 13, 2003 to include an additional amount of $5,000 for a total amount equalling $95,000.  The consideration received by the Company will be used to pay off Company debts and obligations and will be used to pay for the costs of completing the financial audits of the Company and bringing the Company's filings with the Securities and Exchange Commission current.

    The shares that are issued will not be registered with the Securities and Exchange Commission upon issuance and will be burdened with a legend that restricts them from transfer absent registration or an exemption from registration.

      The issuance of new shares will dilute the value of each shareholders common stock by decreasing the number of shares held by individual shareholders.  However, with no existing market for the shares, it is questionable whether the value per share will be immediately decreased or increased.  The par value per share will remain the same both before and after the reverse split of the shares.  The board of directors feels that the industry influence of MeetVirtual Systems, Inc. coupled with their commitment of resources to the Company could result in an increase in the price for our stock if a market were to develop.   However, we cannot assure that such an increase will occur, even if a market existed for our stock.

    The most recent audited financial statements on the Company are included in the 2002 10K report that is attached hereto as Appendix A.  There has been no significant change in the financial position of the Company since the issuance of that report.

ADDITIONAL INFORMATION

    Additional information concerning the Company, including all reports filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov.

By order of the Board of Directors
Deno Paoli
Chairman
March 7, 2003

3

APPENDIX A

FORM 10-K
           SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
         [X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended June 30, 2002

[  ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
For the transition period from ____________ to ____________
Commission file number   ____

UNITED NATIONAL FILM CORPORATION

     (Exact name of Small Business Issuer as specified in its charter)

Colorado                           84-1092589
 State or other jurisdiction of         (I.R.S.  Employer
  incorporation or organization)          Identification No.)

6363 Christie Avenue                       (510) 653-7020

                                                       Emeryville, CA 94608
(Address of Principal                (Issuers telephone number)
                                                          Executive Offices)

Check whether the issuer:
(1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports),  and (2) has been subject to such filing requirements for the past 90 days.
Yes    X        No
The number of shares outstanding of the issuers Common Stock, $.001 par value, as of June 30, 2002  was 7,496,983 shares.

                                                       UNITED NATIONAL FILM CORPORATION
                                                                                 INDEX
                                                                                                                       Page Number
PART I -
Item 1.
Business History                                                                                                               3
Description of Business                                                                                                     4
Industry Profile                                                                                                                 4

Item 2.
Products                                                                                                                          4

Item 3.
Legal Proceedings                                                                                                            4

Item 4.
Submission of Matters to a Vote of Security Holders                                                        4

PART II
Item 5.
Market Price for Registrants Common Equity and
Related Stockholder Matters.                                                                                           5

Item 6
Selected Financial Data.                                                                                                    5

Item 7
Managements Discussion and Analysis of Financial
Condition and Results of Operations                                                                                  5

Item 8 - Financial Statements                                                                                             9
Auditors Report and financial statements                                                            F-1 to F-11

Item 9 - Changes in and Disagreements with Accountants
on Accounting and Financial Disclosure.                                                                             21

PART III
Item 10.
Directors and Executive Officers                                                                                        21

Item 11
Executive Compensation                                                                                                    21

Item 12
Security Ownership of Management                                                                                    22

Item 13
Related Transactions, Changes in Securities                                                                         22

PART IV
Item 14
Exhibits, and Reports on Form 8-K.                                                                                    22
Signature                                                                                                                             23

PART 1.

Item 1.  Business History

United National Film Corporation (the Company), formerly known as Riverside Capital, Inc. was formed under the laws of the State of Colorado on July 19, 1988, in order to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnership or sole proprietorships. On February 28, 1989, the Company completed a public offering of 20,500,000 Units at an offering price of $.01 per unit. Each Unit consisted of one share of the Companys no par value common stock and three Class A Common Stock purchase Warrants. Each A Warrant entitled the holder to purchase, at a price of $.02, one share of Common Stock and one Class B Common Stock purchase Warrant until December 22, 1992. Each B Warrant entitled the holder to purchase one share of Common Stock at $.05 per share until December 22, 1992. The proceeds to the Company from its initial public offering were approximately $159,090.

On March 2, 1989, the company made a $20,000 investment in Escalante Capital, Inc. (Escalante) a wholly owned subsidiary of the Company. Escalante did not engage in any business activity and has been dissolved.

On June 19, 1989, the Company purchased an eighty percent (80%) interest in Fortune Mint, Inc. (Fortune) for $75,000 in cash, subsequently selling all of its interest in Fortune to Heavenly Hot Dogs (Heavenly) for 90 day promissory note for $75,000 and 7,000,000 restricted shares of Heavenly common stock, Heavenly defaulted on its note and the agreement to sell Fortune to Heavenly was terminated. Fortune closed down its activities and is no longer manufacturing its mints. As of September 7, 1990, the Company no longer owned any interest in Fortune and has written off its investment.

On March 18, 1992, the Company acquired all of the issued and outstanding shares of United National Film Corporation in exchange for an aggregate of 407,250,000 (after giving effect to a one for two reverse split) authorized but unissued shares of the common stock, no par value, of (Riverside Capital Inc.) United National Film Corporation assisted Riverside Capital, Inc. in a business combination which resulted in the shareholders of United National Film Corporation owning together approximately 90% of the then issued and outstanding shares of Riverside Capital common stock and Riverside Capital, Inc. holding 100% of the issued and outstanding shares of United National Film Corporations common stock. No cash was acquired by either corporation in this merger. United National Film Corporation became the surviving entity.

On February 5, 1998, the Company entered into a Stock Purchase and Exchange Agreement with Titus Productions. Inc. (Titus) which provided for the recapitalization of the Company. Pursuant to the Agreement, the Company acquired all of the capital stock of Titus and the common voting shares of Mr. Conrad Sprenger and Mr. L. Richard Bare in exchange for the distribution of the shares of Mr. Deno Paoli, Mr. Ted Mortarotti and Ms. Jody Mortara. Following the completion of the exchange, Mr. Paoli owned approximately 36.6% and Mr. Mortarotti and Ms. Mortara each owned approximately 18.3% of the issued and outstanding shares of the Company.

On September 14, 1998, the Company purchased the worldwide rights from Arthur L. Stashower in the feature film entitled Molly and Lawless John, starring Sam Elliott. In consideration thereof 40,000 shares of the company stock were issued and an agreement to pay $50,000 on January 15, 1999. Mr. Stashower was acting in his own capacity prior to being nominated to the Board of Directors. Mr. Stashower, now the Company President, has deferred payment until the Company has completed its financing plans.

On January 20, 1999, the company entered into an agreement with Winner Take All a California Limited Partnership to acquire all the assets of the Partnership consisting of all rights, title and interest to the screenplay (Winner Take All), which included all beneficiary agreements. The consideration paid for the acquisition was the issuance of 105,000 Shares of Common Stock divided among the limited partnership in accordance with their respective interests. Deno Paoli, one of the General Partners of Winner Take All, Ltd and a shareholder of the Company, abstained from voting and did not receive consideration for the transfer of his partnership interest in the Company.

On June 9, 1999, a joint venture agreement was entered into with the company known as Animation and Effects to produce a series of entitled Snappy Sings. The joint venture will own all the rights to Snappy Sings including all copyrights. Ten per cent (10%) of the future revenues will to Animation and Effects and ninety per cent (90%) of the future revenue to the Company until the sum received by the Company equals the amount to be advanced by the Company. Thereafter revenues will be shared forty per cent (40%) to Animation and Effects and sixty per cent (60%) to the Company. The joint venture agreement with Animation and Effects has expired, the Company and Animation & Effect have discussed the extension of the joint venture agreement and expanding the educational programming. The Company is planning to finance this project through private financing.

On May 24, 2000 an agreement was entered into granting the Company the exclusive rights and option to acquire the motion picture and television rights in the novel written by Paul E. Erdman entitled. The Billion Dollar Sure Thing The terms of the agreement provided that Paul E. Erdman will be paid  Two and one half per cent of the final approved budget of the motion picture based on the book if produced, but not less than $250,000 and not more than $1,000,000. In addition Mr. Erdman will be entitled to receive the sum equal a 2.5% of the net profit derived by UTNF from the picture. The Company has reached a preliminary understanding with Lucid, Ltd. of Ireland to raise capital for this film through a government program. However, the proposed agreement was not funded by Lucid, Ltd.

On June 20, 2001 the company reached a settlement agreement with two former officers which includes the purchase by the Company of all of the stock of those officers.

Recent Developments

On September 24, 2002, the Company entered into a memorandum agreement with MeetVirtual Systems, Inc. that will become effective upon the filing of all reports with the Securities and Exchange Commission that are required to bring the Company to a current status. As part of the transaction with MeetVirtual Systems, Inc. the Company will issue additional shares of its authorized common stock.  The Company will issue approximately 25,000,000 shares of stock to MeetVirtual Systems, Inc. for payment of $25,000 in expenses and $65,000 for the issuance of shares equaling a total of  $90,000 to the Company as part of the transaction.  The memorandum agreement with MeetVirtual Systems, Inc. was amended as of January 13, 2003 to include an additional amount of $5,000 for a total amount equaling $95,000.  The consideration received by the Company will be used to pay off Company debts and obligations and will be used to pay for the costs of completing the financial audits of the Company and bringing the Company's filings with the Securities and Exchange Commission current.

The shares that are issued will not be registered with the Securities and Exchange Commission upon issuance and will be burdened with a legend that restricts them from transfer absent registration or an exemption from registration.

The Company currently has no active operations or majority owned subsidiaries. Our assets consist of a small amount of cash as shown in the audited statements that comprise a portion of this 10K report for the period ending June 30, 2002.

Description of Business:

The Company was formed with a mission to identify, acquire, shoot and produce high quality budget films conceived both by UTNF and others in order to fill a void in the consumer market. Our objectives and goals are to produce quality budget pictures in the three to ten million dollar range. From time to time, UTNF will acquire a project that will warrant a larger budget like its newly acquired original novel The Billion Dollar Sure Thing.

UTNF is continuing to acquire films for its new library. Plans call for the acquisition of an Internet based, interactive, entertainment entity to complement its efforts to provide a steady cash flow. Management is continuing its efforts to acquire a small to medium sized distribution company.

The Company plans to finance projects that it intends to produce by securing advance payments through the sale of distribution rights to companies skilled in marketing independent films.  Foreign sales can bring upward to fifty (50) viable territories ranging from $5000 to $100,000 for the right to exhibit. UTNF has prepared a Prospective Offering to finance its Children Education Programs. There can be no assurance the additional financing will be available on acceptable terms, if at all.

Industry Profile:

Technological changes are occurring at a rapid pace. Television brought movies into the homes and video cassettes have become a new source of income. Each new technological change brings new and potential sources of income. Television stands on the cusp of a revolution as it moves from relatively fuzzy analog images of today to the crisp digital picture that will be available very soon to the public.

The motion picture industry is still a $25 to $30 billion per year business in the United States and Canada. Statistics show that 50% of the average picture revenue comes from the foreign market. New technological changes will in the near future change the way movies are now distributed giving more opportunities for independent film companies to market their product.  No one knows how soon or at what speed these changes will occur, but the film industry is in agreement that it will happen. In the opinion of the many, the independent film makers will benefit the most.

Products:

Video Tapes for Children, is the most profitable areas of the direct to  home video market. In the opinion of management this series of video will provide many years of income for the Company. It is expanding children program to take advance of its low production cost and the immediate return of capital. UTNF plans to joint venture its Children programs with Animation and Effects and with Allen International Production.

Specific Intent is in development stages and was selected for the company first feature film budgeted for less than three million dollars. In the opinion of management it has all of the elements of a successful movie. The plot has action, suspense, humor and sadness. It is a script that can be filmed in 30 days, a short period of time for the production of feature films of this quality. The cost of production, the plot and its quick and easy shooting schedule were all taken in consideration in this decision.
Gerry Was Her Code Name is also in development. A true story of a teen age girl who risked her life during World War II. UTNF expects to joint venture this movie with European Productions Companies in order to share its cost of production.  This story and script was submitted to a cable company for a possible T.V. mini series and is still being seriously considered. There is no assurance that the cable company will choose this story over other submitted material.

The Billion Dollar Sure Thing: its newly acquired novel. A screenplay was recently completed  the company  has reached a tentative joint venture agreement with an overseas company to finance the film under its government program. The acquired feature film Molly and Lawless John starring Sam Elliott is planned for re-distribution at later date.

Item 3.  Legal Proceedings:

There are no legal proceedings pending or threatened against the Company. The Company has filed litigation with the former Vice President and Secretary of the Company. On June 26, 2001. The Company reached a tentative settlement of that pending litigation.

Item 4.  Submission of Matters to a Vote of Security Holders:

No matters have been submitted to the vote of the security holders and there are no matters pending which will require the vote of the Security Holders.

Item 5. Market Price for Registrants Common Equity and Related Stockholder Matters:

The Company has 7,496,983 shares outstanding as of June 30, 2002 of which approximately 30% is held by insiders. On November 9, 1999 UTNF common stock began trading on the NASDAQ electronic bulletin board under the symbol UTNF. Following the failure of the Company to file timely reports with the Securities and Exchange Commission, the Company's stock was dropped from the NASDAQ electronic bulletin board reporting system.   Holders of common stock are entitled to receive such dividend as may be declared by the Registrants Board of Directors. No dividends have been paid with respect to the Registrants common stock and no dividend is anticipated to be paid in the foreseeable future. There is no reported trading  of the shares of the Company;

 Item 6.  Selected Financial Data:

The following table sets forth certain selected financial data with respect to the Company and is qualified in its entirety by reference to the financial statements filed herewith:

                                                                       STATEMENT OF OPERATIONS
                                                                          For the period ending June 30,
                                                                                         2002           2001
Revenues                                                                                      -               -

Net Loss                                                                     (1,443)       (105,214)
Basic Net Loss per Share                                                  (0.00)             (0.02)
Weighted Average Shares
used in Computation                                                   7,496,983       6,916,983

                                                                                BALANCE SHEET DATA
                                                                                     Year Ended June 30,
                                                                                          2002          2001

Total Assets                                                                             6              99
Current Liabilities                                                             68,386       80,886
Long Term Debt                                                                        -        8,000
Stockholders Equity                                                         (83,780)      (2,873)

Item 7. Managements Discussion and Analysis of Financial Condition and Result of Operation:

It has been the goal of the company to produce high quality, low cost motion pictures. Due to the current economic times,  management made the decision that it would enjoy its best possibility of success with an overseas company and began to look for foreign company that wanted to enter the US market. The Company CEO made numerous trips to England and Ireland resulting in a proposed contract with an established Irish Law Firm with offices in Ireland and England to arrange financing of  up to 20 per cent of the Company production cost of a group of films through an Irish government sponsored program. The Company controls a number of screenplays and had been hopeful that it could finance the balance of the production cost through private offerings, partnership or joint ventures, or the pre selling of the project to the overseas market. Although the Company owns the rights to these Screenplays have value it has not assigned any book value to these projects. The management team has over 70 years of experience in the motion picture business all in all  area  including production and management. After extensive negotiations and repeated trips to conclude this financing arrangement, the Company was unable to arrange an entry into the Irish government program.

The Company continued pursuing  its projects  in the children  market and  sought to finance this series by private placements or with a joint venture, partnership.

Immediately following the unsuccessful courting of the Irish government program, the President of the Company arranged a financial transaction with a group that is in the business of producing films in India.  This group, through their New Jersey corporation, MeetVirtual Systems, Inc., has entered into a memorandum of agreement with the Company subsequent to the date of this report.

Results of Operation:

The following is a discussion of the results of operations from June 30, 2001 through June 30, 2002.

Net Sales:
There has been no income generated during the prior fiscal twelve month period. The Company is still developing their projects and to date has not completed any of  its projects to generate income. The sources of funds generated this fiscal period have come from loans to the company by management.

Marketing and Sales Expenses:
There were no marketing and sales expenses during this reporting period.

Non cash imputed compensation expenses:
In July 2001, the Company issued 500,000 shares of its common stock for the reduction of an accounts payable and issued 10,000 shares of its common stock each to three directors of the Company as consideration for their services.
.
General and Administrative Expenses:
General and Administrative expenses have been held to a minimum because of the delay in the development of the companys products.  The expenses during this fiscal period were $783.  Unrepaid advances by the CEO for expenses  for  corporate purposes were $68. It is expected the General and Administrative expenses will increase in the future periods as a result of the development of production projects.

Interest Income:
There was no interest income through June 30, 2002.

Liquidity and Capital Resources:
The Companys principal sources of liquidity were cash and cash equivalents from its accounts. There were no Capital Expenditures for the period ending June 30, 2002.  The Company anticipates a substantial increase in its capital expenditures in 2002-2003 fiscal period due to anticipated production projects. . The Companys ability to grow will depend in part on the Companys ability to expand its market penetration into the overseas market.  In connection therewith, the Company may need to raise additional capital in the foreseeable future from public or private equity or debt service in order to avail itself of opportunities that may come before the Company. If additional funds are raised through issuance of equity securities, the percentage ownership of the Companys then existing shareholders will be reduced. Moreover, shareholders may experience additional and significant dilution, and such equity securities may have rights, references or privileges senior to those of the Companys Common Stock. Although Management has made significant progress in obtaining overseas financing, there is no assurance  that additional financing will be available on terms acceptable to the Company.

The Company may be unable to implement its business, sales, or marketing plan, respond to competitive forces or take advantage of perceived business, opportunities, which inability could have a material adverse effect on the Companys business, prospects. (See financial conditions and results of operations).

Item 8 - Financial Statements

Auditors Report and financial statements

                                                          UNITED NATIONAL FILM CORPORATION
                                                                        AND SUBSIDIARY
                                                                (A Development Stage Enterprise)
                                           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
                                                                                                                                                     Page #
Report of Independent Certified Public Accountants                                                                           F-2
Consolidated Financial Statements
    Balance Sheets  as of June 30, 2002                                                                                              F-3
Statements of Operations
    for the year ended June 30, 2002                                                                                                   F-4
Statements of Changes in Stockholders Equity
    for the years ended June 30, 2002                                                                                                  F-5
 Statements of Cash Flows
    for the year ended June 30, 2002                                                                                                    F-6
Notes to Consolidated Financial Statements                                                                                        F-7-12

 F-1

                                                           INDEPENDENT AUDITORS REPORT

To the Stockholders and Board of Directors
United National Film Corporation

We have audited the accompanying consolidated balance sheet of United National Film Corporation and Subsidiary as of June 30, 2002  and the related consolidated statements of operations, changes in stockholders equity and cash flows for the years ended June 30, 2002 and 2001.  These financial statements are the responsibility of Company management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the  financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in  all material respects, the financial position of United National Film Corporation and Subsidiary as of June 30, 2002 and the results of its operations, changes in stockholders equity and cash flows for the years ended June 30, 2021 and 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company incurred losses of $ 693 for the year ended June 30, 2002.  Additionally, the Company had a working capital deficiency of $80,880 at June 30, 2002.  These conditions raise substantial doubt about the ability of the Company to continue as a going concern. Managements plans with respect to these matters are also described in Note 2 to the financial statements.  The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

/S/
Sherb & Co., LLP
Certified Public Accountants
New York, New York
March 4, 2003

                                                                               F-2

                                                          UNITED NATIONAL FILM CORPORATION
                                                                            AND SUBSIDIARY
                                                                    (A Development Stage Enterprise)
                                                           CONSOLIDATED BALANCE SHEET

                                                                             JUNE 30, 2002

                                                                                 ASSETS

CURRENT ASSETS:   Cash                                                                                                   $           6

                                                  LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES:
      Accounts Payable and Accrued Expenses                                                                       $      18,386
      Note payable                                                                                                                          50,000
      TOTAL CURRENT LIABILITIES                                                                                       68,386

LOAN FROM SHAREHOLDER                                                                                               14,800

STOCKHOLDERS EQUITY:
Preferred stock - $.01 par, 3,000,000 shares
authorized, 21,500 shares issued and outstanding                                                                                215
Common stock - $.001 par, 30,000,000 shares
Authorized, 7,496,983 shares issued
and outstanding                                                                                                                               7,497
      Paid in capital                                                                                                                        482,038
      Accumulated deficit                                                                                                             (573,530)
                TOTAL STOCKHOLDERS EQUITY                                                                       (83,780)

                                                                                                                                                 $           6

                                                                                    F-3

                                            UNITED NATIONAL FILM CORPORATION
                                                              AND SUBSIDIARY
                                                    (A Development Stage Enterprise)

                                     CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                         For the Year ending June 30
                                                                                                                          2002            2001
REVENUE                                                                                                    $           -                -
SELLING, GENERAL &
ADMINISTRATIVE EXPENSES                                                                      693          26,914
NON CASH IMPUTED
COMPENSATION EXPENSE                                                                         750           12,500
WRITE OFF FILM COSTS                                                                                 -             64,500
                                                                                                                       1,443         103,914

INTEREST EXPENSE                                                                                          -             (1,300)

NET LOSS                                                                                               (1,443)      (105,214)
BASIC LOSS PER SHARE                                                                            (0.00)             (0.02)

WEIGHTED AVERAGE SHARES OUTSTANDING                              6,966,983       6,916,983

                                                                                    F-4

                                                           UNITED NATIONAL FILM CORPORATION
                                                                         AND SUBSIDIARY

                                          CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY
                                                   FOR THE PERIOD ENDING JUNE 30,2001 AND 2002

                                                         Preferred Stock        Common Stock       Paid-in     Accumulated
                                                         Shares  Amount        Shares   Amount     Capital           Deficit        Total
Balance 06-30-2000                         121,500 $1215      6,866,983  $6867   $455,918    $(466,873)    (2,873)
Cancellation of Series A
Convertible Preferred
Stock                                              (100,000) (1000)                -          -           1,000                 -                 -
Stock issued for
Services                                                    0          0           100000      100         12,400                    -    12,500
Net loss                                                    0           0                    0          0                            (105,214)(105,214)
Balance, 06-30-01                           21,500      215      6,966,983    6,967       469,318       (572,087)   (95,587)
Stock issued for
Debt                                                         0           0        500,000       500          12,000                   -     12,500
Stock issued for
Services                                                                             30,000         30              770                   -            750
Net Loss                                                  0            0                 0         0                    0            (1,443)  (1,443)
Balance, 06-30-01                         21,500     $ 215    7,496,983  7,497       482,038            (573,530)  (83,780)

                                                                                       F-5

                                                   UNITED NATIONAL FILM CORPORATION
                                                                  AND SUBSIDIARY
                                                        (A Development Stage Enterprise)

                                           CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                        FOR THE YEAR ENDING JUNE 30
                                                                                                                      2002              2001
 CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                                             $  (1,443)     (105,214)

   Adjustments to reconcile net loss to net cash
   Provided by operating activities:
       Common Stock Issued for services                                                             750           12,500
       Write-off of film costs                                                                                     -            64,500

   Changes in operating assets and liabilities:
       Increase (decrease) in accounts payable                                                          -           20,486
                    Total adjustments                                                                               -           97,486

NET CASH USED IN OPERATING ACTIVITIES                                     (693)        (7,728)

CASH FLOWS FROM FINANCING ACTIVITIES
   Increase in loan from shareholder                                                                      600           6,800
  NET CASH PROVIDED BY
   FINANCING ACTIVITIES                                                                             600           6,800

NET INCREASE (DECREASE) IN CASH                                                        (93)           (928)

CASH AT BEGINNING OF PERIOD                                                                 99           1,027
CASH AT END OF PERIOD                                                                   $           6                 99

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:

Cash paid for interest                                                                                   $            -                  -
Cash paid for taxes                                                                                     $            -                  -
Common Stock issued for debt                                                                   $   12,500                 -

See notes to consolidated financial statements

                                                                                                 F-6

                                                 UNITED NATIONAL FILM CORP. AND SUBSIDIARY
                                                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS DESCRIPTION
United National Film Corp. and Subsidiary (Company) is a Colorado corporation. The Company through its subsidiary Titus Production, Inc. (Titus) is engaged in the acquisition and development of properties for, and the production of, television series, television specials, made-for-home television motion pictures and feature length motion pictures for domestic and international distribution.

In February 1998, pursuant to a stock purchase and exchange agreement, the Company acquired all of the capital stock of Titus, a Nevada Corporation formed on January 6, 1998 in exchange for 4,000,000 shares of common and 100,000 shares of preferred stock of the Company.

Prior to this, the Company had no operations. The acquisition of Titus is being accounted for as a reverse acquisition under the purchase method of accounting since the shareholders of Titus obtained control of the consolidated entity. Accordingly, the merger of the two companies is recorded as a recapitalization of Titus, with Titus treated as the continuing entity.  The historical financial statements presented are those of Titus.

2. GOING CONCERN
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company incurred losses of $ 693 for the year ended June 30, 2002.  Additionally, the Company had a working capital deficiency of $80,880 at June 30, 2002.  These conditions raise substantial doubt about the ability of the Company to continue as a going concern.  The Company is still developing its projects and has not completed any projects to generate income.  The sources of funds generated this fiscal period have come from loans from an officer.  Management is actively pursuing new debt and/or equity financing, however, any results of their plans and actions cannot be assured.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                                                    F-7

b. Film Costs and Program Rights:
Film costs and program rights (project cost) which include acquisition and development costs such as story rights, scenario and scripts, direct production costs including salaries and costs of talent, production overhead and post production costs are stated at the lower of cost or market and are deferred and amortized by the individual-film-forecast-computation method as required by Statement of Financial Standards No. 53.

c. Fair Value of Financial Instruments:
The carrying amounts reported in the balance sheet for cash, accounts and notes payable and accrued expenses approximate fair value based on the short term maturity of these instruments.

d. Principles of Consolidation:
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant inter company balances and transactions have been eliminated.

e. Revenue Recognition:
The business of the Company is to derive revenues primarily from providing production services to third parties and exploiting projects originally developed by the Company in which it retains an ownership interest. Revenues from being a provider of contract production services are recognized using the percentage of completion method, recognizing revenue relative to the proportionate progress on such contracts as measured by the ratio which project costs incurred by the Company to date bear to the total anticipated costs of each project. Amounts advanced under such contracts are deferred and not recognized as revenue until obligations under such contracts are performed.  Revenue from licensing company owned projects is recognized when the film is delivered and available for showing, costs are determinable, the fee is known and collectibility is reasonably assured.

f. Income Taxes:
Deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

g. Net Loss Per Common Share:
Basic earnings per share is computed by dividing the net income (loss) available to common shareholders by the weighted average number of outstanding common shares. The calculation of diluted earnings per share is similar to basic earning per share except the denominator includes dilutive common stock equivalents such as stock options and convertible debentures. Common stock options and the common shares underlying the convertible preferred stock are not included as their effect would be anti dilutive.

h. Impairment of Long Lived Assets:
In the event that facts and circumstances indicate that the cost of an asset may be impaired, an evaluation of recoverability would be performed.  If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the assets carrying amount to determine if a write down to market value is required.  For the year ended Jun 30, 2001, the Company wrote off $64,500 of film costs.

i. Accounting for Stock Options:
The Company adopted Statement of Financial Accounting Standards No. 123 (SFAS 123), Accounting for Stock Based Compensation. SFAS 123 encourages the use of a fair-value-based method of accounting for stock based awards under which the fair value of stock options is determined on the date of the grant and expensed over the vesting period. Under SFAS 123, companies may, however, measure compensation costs for those plans using the method prescribed by Accounting Principles Board Opinion No. 25 (APB No. 25), Accounting for Stock Issued to Employees.  Companies that apply APB No. 25 are required to include pro forma disclosures of net earnings and earnings per share as if the fair-value-based method of accounting had been applied.  The Company elected to account for such plans under the provisions of APB No. 25.

j.  Recently Issued Accounting Standards:
In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 141 (SAFS 141), Business Continuations.  SFAS No. 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001 and eliminates the pooling-of-interest method.  The adoption of SFAS NO. 141 did not have an impact on the financial statements.

                                                                            F-8

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS No. 142), which is effective for fiscal years beginning after December 15, 2001.  SFAS 142 requires, among other things, the discontinuance of goodwill amortization.  In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the testing for the impairment of existing goodwill and other intangibles.  The adoption of SFAS No. 142 did not have a significant impact on the financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 143, Accounting for Asset Retirement Obligations (SAFS No. 143), which is effective for all fiscal years beginning after June 15, 2002; however, early adoption is encouraged.  In August 2001, the FASB issued Statement of Disposal of Long Lived Assets (SFAS 144), which is effective for fiscal years beginning after December 15, 2001 and supersedes SFAS 121 while retaining many of its requirements.  The adoption of SFAS No. 143 and 144 did not have an impact on the financial statements.

In October 2001, the FASB issued Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long Lived Assets, which supersedes Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed Of and certain provisions of AFB Opinion No. 30, Reporting Results of Operations-Reporting the Effects of Disposal of a Segment of a Business and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. SFAS 144 requires that long lived assets to be disposed of by sale, including discontinued operations, be measured at the lower of carrying amount or fair value, less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS 144 also broadens the reporting requirements of discontinued operations to include all components of an entity that have operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity.  The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001.  The implementation of these standards had no impact on the Company's results of operations and financial position.

In April 2002. the FASB issued Statement of Financial Accounting Standards No. 145, Recession of FASB Statements No. 4,44 and 62, Amendment of FASB Statement 13 and Technical Corrections (SFAS 145).  For most companies, SFAS 145 requires gains and losses from the extinguishment of debt to be classified as a component of income or loss from continuing operations.  Prior to the issuance of SFAS 145, early debt extinguishments were required to be recognized as extraordinary items.  SFAS 145 amended other previously issued statements and made numerous technical corrections.  SFAS 145 is effective for fiscal years beginning after May 15, 2002.  Adoption of this standard has had no impact on the Company.

                                                                                F-9

The FASB recently issued Statement of Financial Accounting Standards No. 146, Accounting for Costs Associated with Exit or Disposal Activities (SFAS 146).  SAFS 146 nullifies the Emerging Issues Task Force (EITF) Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity.  SFAS 146 requires that a liability associated with an exit or disposal activity be recognized when the liability is incurred while EITF Issue No. 94-3 recognized such liability at such time that an entity committed to an exit plan.  The provisions of SFAS 146 are effective for exit or disposal activities initiated after December 31, 2002 with early application encouraged.

4. STOCKHOLDERS EQUITY
The Company had 466,928,742 shares of common stock issued and outstanding at June 30, 1997.  On February 5, 1998 the Company consummated a Stock Purchase and Exchange Agreement with Titus under which the Company acquired Titus and the previous shareholders of Titus obtained control of the Company. The Agreement provided for the recapitalization of the Company through the following transactions:

a. reverse split the common stock of the Company at the ratio of 1:1000;

b. issuance of 4,000,000 shares (post split) of common stock of the Company to the shareholders of Titus.

c. issuance of 100,000 shares of non-voting convertible preferred stock (convertible into common voting stock at the ratio of 20:1) to the shareholders of Titus.

d. the issuance of 1,000,000 shares of common stock pursuant to several consulting agreements, with such shares being registered in accordance with the Securities and Exchange Act of 1933 on Form S-8.

In June 1999, the Board authorized the issuance of up to 200,000 shares of Series B Preferred Stock (Series B) at the aggregate subscription price of $1 per share pursuant to an offer and sale of such Series B in a Regulation D offering of the United States Securities Act of 1933.  Holders of the Series B are entitled to receive a 6% annual dividend payable quarterly in arrears.  The Series B is convertible at any time after issuance at 50% of the average closing bid price of the common stock or $2.00 per share, whichever is lower when the common shares of the Company has traded above $4.00 per share for ten (10) consecutive trading days.  In addition, 10% of the series B carry warrants to purchase additional shares at the same terms.

In September 1999, the Companys Board of Directors approved the issuance of 500,000 shares of common stock, which included 400,000 shares to Company directors and to various consultants for services rendered during the year.  These shares have been valued at $.10 per share and have been accounted for as non cash compensation expense.

In November 1999, the Companys Board of Directors approved the issuance of 180,000 shares of common stock, which included 30,000 shares to Company directors and various consultants for services rendered during the year.  These shares have been valued at $1 per share and have been accounted for as non cash compensation expense.

                                                                                         F-10

In September, October and November 1999 the Company issued 21,500 shares of Series B convertible preferred stock at $1 per share for $21,500.

In December 2000, the Companys Board of Directors approved the issuance of 100,000 shares of common stock to a consultant for professional services rendered.  These shares have been valued at $.125 per share and have been accounted for as non cash compensation expense.

In April 2001, the Company canceled 100,000 shares of Series A convertible preferred stock.

In July, 2001, Company issued 500,000 shares of its common stock for the reduction of an accounts payable.

In July 2001, the Company issued 10,000 shares of its common stock each to three directors of the Company as consideration for their services.

5. STOCK OPTION PLAN
In February 1998, the Company adopted an incentive stock option plan pursuant to which qualified and non qualified stock options up to an aggregate of 1,000,000 shares of common stock will be made available to selected employees, consultants, officers and directors. Options may be either incentive stock options or non qualified stock options, except that only employees may be granted incentive stock options. Options vest at the discretion of the Board of Directors.  The maximum term of an option is ten years. The 1998 Stock Option Plan will terminate in February 2008, though options granted prior to termination may expire after that date. In Fiscal 2001 and 2000, there were no grants or vesting of stock options.

A summary of the status of the Stock Option Plans at June 30, 2001 and 2000 and the changes during the years then ended is presented below:
                                                                                         2002                   2001
                                                                          Weighted  Average         Weighted  Average
                                                                            Shares    Exercise            Shares   Exercise
                                                                       Underlying   Price             Underlying  Price
                                                                           Options                            Options

Outstanding at beginning of year                                     -           -              500,000    $  0.17
Granted                                                                          -           -                         -              -
Exercised                                                                        -           -                         -              -
Forfeited                                                                         -           -             (500,000)     (0.17)
Outstanding at end of year                                               -           -                         -             -
Exercisable at end of year                                                -           -                         -             -

                                                                                            F-11

6. NOTE PAYABLE
Pursuant to the acquisition of the screenplay,  a non interest bearing was issued for $50,000, originally due on January 15, 1999,  has been renewed for two years.  The note continues to remain outstanding.

7. LOAN FROM SHAREHOLDER
Interest bearing loans made to the Company from the Chief Executive Officer amounted to $15,400 at June 30, 2002, at an annual interest rate of 10%.

8. INCOME TAXES
The Company has adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109). Adoption of this statement did not have a material effect of the Company financial statements. SFAS 109 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. SFAS 109 additionally required the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.
                                                                                                     Years ended June 30,
                                                                                                            2002             2001
Statutory federal income tax (benefit)                                             $      (250)        (36,000)
Effect of permanent difference                                                                     -             4,000
(Benefit) not recognized                                                                           250          32,000
Tax provision                                                                                $            -         $        -

The Company has no deferred tax assets or liabilities as of June 30, 2002

                                                                                          F-12.

Item 9 - Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
None.

PART II.
Directors and Executive Officers:
The company has obtained a team of seasoned executives in the entertainment industry.  The management team is comprised of Mr. Deno Paoli, as Chairman and Chief Executive Officer.  Mr. Paoli has over 30 years of experience in the film industry as a producer and director and has held senior executive management positions.  Mr. Paoli served as producer of the film Code Name Zebra by Pacific West Cinema Group; served as President of Vagabond Productions, Inc. which produced such films as Santee with Glenn Ford, and served as producer and director with World Production.  Mr. Paoli served as President of Variety International Pictures, Inc. where he was responsible for all company business including film production and distribution.

Mr. Arthur Stashower will serve as President and Chief Operating Officer of the Company.  Mr. Stashower is an attorney who has spent his entire career of over 40 years practicing in the entertainment industry.  He served as an executive in the television industry as well as with United Artists Corporation.  He has also been an executive in a talent agency. In his law practice Mr. Stashower has represented individuals and companies involved in all aspects of the entertainment industry, including actors, directors, writers, producers, production companies, foreign sales agencies and others.  He has been production counsel for numerous motion pictures, movies of the week and mini series.  Mr. Stashower is a graduate of the University of Michigan and received both his undergraduate and law degrees there, graduating from the prestigious University of Michigan Law School as a member of the Order of the Coif and in the top 5% of his class.

The third member of the management team is Mr. Peter D. Finch who is Vice President and Chief Financial Officer.  Mr. Finch will be responsible for all financial aspects of the Company.  He will work closely with the Company auditors of Feldman Sherb Horowitz & Co., P.C. of New York.  Mr. Finch attended UCLA majoring in Math Physics and San Diego State University where he received a degree in Accounting.  Mr. Finch served in the U.S. Army as a Captain with services in Southeast Asia working on Classified Warfare Missions.  Returning to civilian life, he worked as a manager in the audit department of Arthur Young & Company and supervised audits of Fortune 1000 companies.  Since 1978 he has worked in private practice providing business, tax and computer advice to various corporations.

Item 11 - Executive Compensation
During the fiscal reporting year applicable hereto, the Company has not paid any salary to its officers.  Directors do not receive cash compensation for their services as Directors but may be reimbursed for their expenses in attending Directors meetings.

Item 12 - Security Ownership of Management
The following table sets forth, as of the date of this report, the stock ownership of each officer and director individually and all directors and officers of the Registrant as a group.

Mr. Deno Paoli          2,020,000   26.9%
Arthur Stashower          570,000
Peter Finch                     30,000
As a Group              2,620,000   34.9%

Item 13.  Related Transactions, Changes in Securities.
In April 2001, the Company canceled 100,000 shares of Series A convertible preferred stock.  In July, 2001, Company issued 500,000 shares of its common stock for the reduction of an accounts payable.  In July 2001, the Company issued 10,000 shares of its common stock each to three directors of the Company as consideration for their services.

PART IV
Item 14.  Exhibits, Financial Statement Schedules and Reports on Form 8-K.
(a) Exhibits
     None
(b) Financial Statement Schedules
     None
(c) Reports on Form 8-K.
     None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED NATIONAL FILM CORP.
By: /s/     Deno Paoli
President
Date:   March 6, 2003

APPENDIX A-1

 FORM 10-Q
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

[X]      QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

For the Quarter Ended September 30, 2002

[  ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
For the transition period from ____________ to ____________
Commission file number: ___________

UNITED NATIONAL FILM CORPORATION

(Exact name of Small Business Issuer as specified in its charter)

Colorado                           84-1092589
(State or other jurisdiction of       (I.R.S. Employer Identification No.)

                                           incorporation or organization)

 6363 Christie Avenue
 Emeryville, CA 94608
 (Address of Principal Executive Offices)

(510) 653-7020
 (Issuer's telephone number)

Check whether the issuer:   (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports),  and (2) has been subject to such filing requirements for the past 90 days.
Yes    X        No
The number of shares outstanding of the issuer's Common Stock, $.001 par value, as of September 30, 2002 was 7,496,983 shares.

 UNITED NATIONAL FILM CORPORATION
 INDEX

                                                                                                                                           Page Number
PART I - FINANCIAL INFORMATION

Item 1.   Financial Statements
          Consolidated Balance Sheet as of Septermber 30, 2002                                                        2
          (unaudited)
          Consolidated Statements of Operations (unaudited) for the
          period ended September 30, 2002                                                                                        3
          Consolidated Statements of Cash Flows (unaudited) for the
          period ended September 30, 2002                                                                                         4
          Notes to the financial statements                                                                                             5-6

Item 2.   Management's discussion and analysis of financial
          condition and results of operations                                                                                         6

PART II - OTHER INFORMATION                                                                                         6
Item 1    Legal Proceedings                                                                                                             6
Item 2    Changes in Securities                                                                                                         6
Item 3    Defaults Upon Senior Securities                                                                                         6
Item 4    Submission of Matters to a Vote of Security Holders                                                          7
Item 5    Other Information                                                                                                              7
Item 6.   Exhibits and Reports on Form 8-K                                                                                    7

Signature                                                                                                                                         7

PART 1       FINANCIAL INFORMATION
Item 1.   Financial Statements

The condensed consolidated interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information disclosed not misleading.  It is suggested that the condensed consolidated interim financial statements be read in conjunction with the consolidated financial statement and the notes thereto included in the Company Annual Report on Form 10-K for the year ended June 30, 2002. The accompanying consolidated interim financial statements have been prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles Board Opinion No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for a full year.

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEET

(UNAUDITED)

                                                                                                                   September 30,   September 30,
                                                                                                                                2002           2001

ASSETS
CURRENT ASSETS:
     Cash                                                                                                         $             26             40
     TOTAL CURRENT ASSETS                                                                  $             26             40
FILM COSTS AND PRODUCTION RIGHTS                                                              -               -
Total                                                                                                                             26             40

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts Payable Accrued Expenses                                                       $      18,386        30,886
      Note payable                                                                                                  50,000        50,000
      TOTAL CURRENT LIABILITIES                                                                  68,386        80,886

LOAN FROM SHAREHOLDER                                                                          14,850        15,308

STOCKHOLDERS' EQUITY:
      Preferred stock - $.01 par,
      3,000,000 shares authorized, 100,000 Series A shares
      issued and outstanding (in 2000
      only) and 21,500 Series B issued
      and outstanding                                                                                                    215            215
      Common stock - $.001 par,
      30,000,000 shares
      Authorized, 7,496,983 shares
      issued and outstanding                                                                                       7,497         7,496
      Paid in capital                                                                                                482,038     469,318
      Accumulated deficit                                                                                      (572,960)   (573,183)
TOTAL STOCKHOLDERS' EQUITY                                                              (83,210)     (96,154)

 Total                                                                                                                $          26              40

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                        Three Months ended        Three Months ended
                                                                                                       September 30, 2002        September 30, 2001

REVENUE                                                                                                 $              0                      $        0
COST OF REVENUES                                                                                              0                               0
GROSS PROFIT                                                                                                        0                                0

EXPENSES:
    General and Administrative                                                                                    30                             508

NET LOSS                                                                                                            (30)                          (508)

BASIC LOSS PER SHARE                                                                           $        .00                       $      .00
WEIGHTED AVERAGE SHARES OUTSTANDING                                   7,496,983                   7,156,983

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                                        Three months ended September 30,
                                                                                                                                            2002              2001
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Income (Loss)                                                                                                         $(125)          (508)

     Changes in operating assets and liabilities:
         Decrease (increase) in accounts                                                                                         -                    -
                     Total adjustments:                                                                                              145               413
           NET INCREASE (DECREASE) IN CASH                                                                  20                (95)

CASH AT BEGINNING OF PERIOD                                                                                      6                135
CASH AT END OF PERIOD                                                                                              $  26                  40

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION AND BUSINESS DESCRIPTION
United National Film Corp. (the Company) is a Colorado corporation. The Company is engaged in the acquisition and development of properties for, and the production of, television series, television specials, made-for-home television motion pictures and feature length motion pictures for domestic and international distribution.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b. Film Costs and Program Rights:
Film costs and program rights (project cost) which include acquisition and development costs such as story rights,scenario and scripts, direct production costs including salaries and costs of talent, production overhead and post-production costs are deferred and amortized by the individual-film-forecast-computation method as required by Statement of Financial Standards No. 53.

c. Fair Value of Financial Instruments:
The carrying amounts reported in the balance sheet for cash, accounts and notes payable and accrued expenses approximate fair value based on the short term maturity of these instruments.

d. Principles of Consolidation:
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated.

e. Revenue Recognition:
The business of the Company is to derive revenues primarily from providing production services to third parties and exploiting projects originally developed by the Company in which it retains an ownership interest. Revenues from being a provider of contract production services are recognized using the percentage of completion method, recognizing revenue relative to the proportionate progress on such contracts as measured by the ratio which project costs incurred by the Company to date bear to the total anticipated costs of each project. Amounts advanced under such contracts are deferred and not recognized as revenue until obligations under such contracts are performed.  Revenue from licensing company-owned projects is recognized when the film is delivered and available for showing, costs are determinable, the fee is known and collectibility is reasonably assured.

f. Income Taxes:
Deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

g. Net Loss Per Common Share:
Basic earnings per share is computed by dividing the net income (loss) available to common shareholders by the weighted average number of outstanding common shares. The calculation of diluted earnings per share is similar to basic earning per share except the denominator includes dilutive common stock equivalents such as stock options and convertible debentures. Common stock options and the common shares underlying the convertible preferred stock are not included as their effect would be anti dilutive.

3. RELATED PARTY TRANSACTIONS
None.

4. NOTES PAYABLE
Pursuant to the acquisition of the screenplay titled, Molly and Lawless John, a note was issued for $50,000 which was due on January 15, 1999. The payment date on this note has been indefinitely extended by the holder of the note.

5. LOANS DUE TO SHAREHOLDER
The Chief Executve Officer has continued to make advances to the Company to cover general overhead costs.  The total net amount advance as of the end of this reporting period is $14,850.

6.  STOCK ISSUED.
None.

7. GENERAL
Reference is made to the financial statements included in the Company's Annual Report (Form 10-K) filed with the Securities and Exchange Commission for the year ended June 30, 2001. The Company began its operation in February 1998.  The financial statements for the period ended December 31, 1999 are unaudited but include all adjustments which, in the opinion of management, are necessary for a fair presentation of the results of operations for the period then ended. All such adjustments are of a normal recurring nature.  The results of the Company's operations for any interim period are not necessarily indicative of the results of the Company's operations for a full fiscal year.

ITEM 2: Managements Discussion and Analysis of Financial Condition and Results of Operations.

The Company is a development stage enterprise with no significant expenses incurred during the period.  On September 24, 2002, the Company entered into a memorandum agreement with MeetVirtual Systems, Inc. that will become effective upon the filing of all reports with the Securities and Exchange Commission that are required to bring the Company to a current status. As part of the transaction with MeetVirtual Systems, Inc. the Company will issue additional shares of its authorized common stock.  The Company will issue approximately 25,000,000 shares of stock to MeetVirtual Systems, Inc. for payment of $25,000 in expenses and $65,000 for the issuance of shares equaling a total of  $90,000 to the Company as part of the transaction.  The memorandum agreement with MeetVirtual Systems, Inc. was amended as of January 13, 2003 to include an additional amount of $5,000 for a total amount equaling $95,000.  The consideration received by the Company will be used to pay off Company debts and obligations and will be used to pay for the costs of completing the financial audits of the Company and bringing the Company's filings with the Securities and Exchange Commission current.

The shares that are issued will not be registered with the Securities and Exchange Commission upon issuance and will be burdened with a legend that restricts them from transfer absent registration or an exemption from registration.

The Company currently has no active operations or majority owned subsidiaries. Our assets consist of a small amount of cash as shown in the audited statements that comprise a portion of this 10K report for the period ending June 30, 2002

PART II - OTHER INFORMATION

Item 1. Legal Proceedings
None.

Item 2.  Changes in Securities.
None

Item 3.  Defaults Upon Senior Securities.
None

Item 4.  Submission of Matters to a vote of Security Holders.
None.

Item 5.  Other Information.
None.

Item 6.  Exhibits and Reports on Form 8-K.

(a) Exhibits
None

(b)  Reports on Form 8-K.
None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED NATIONAL FILM CORP.
By: /s/     Deno Paoli
Chief Executive Officer

Date:   March 7, 2003

APPENDIX A-2

 FORM 10-Q
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

[X]      QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

For the Quarter Ended December 31, 2002

[  ]     TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
For the transition period from ____________ to ____________
Commission file number: ___________

UNITED NATIONAL FILM CORPORATION

(Exact name of Small Business Issuer as specified in its charter)

Colorado                           84-1092589
(State or other jurisdiction of       (I.R.S. Employer Identification No.)

                                           incorporation or organization)

 6363 Christie Avenue
 Emeryville, CA 94608
 (Address of Principal Executive Offices)

(510) 653-7020
 (Issuer's telephone number)

Check whether the issuer:   (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports),  and (2) has been subject to such filing requirements for the past 90 days.
Yes    X        No
The number of shares outstanding of the issuer's Common Stock, $.001 par value, as ofDecember 31, 2002 was 7,496,983 shares.

 UNITED NATIONAL FILM CORPORATION
 INDEX

                                                                                                                                           Page Number
PART I - FINANCIAL INFORMATION

Item 1.   Financial Statements
          Consolidated Balance Sheet as of Decermber 30, 2002                                                        2
          (unaudited)
          Consolidated Statements of Operations (unaudited) for the
          period ended December 30, 2002                                                                                        3
          Consolidated Statements of Cash Flows (unaudited) for the
          period ended December 30, 2002                                                                                         4
          Notes to the financial statements                                                                                            5-6

Item 2.   Management's discussion and analysis of financial
          condition and results of operations                                                                                         6

PART II - OTHER INFORMATION                                                                                         6
Item 1    Legal Proceedings                                                                                                             6
Item 2    Changes in Securities                                                                                                         6
Item 3    Defaults Upon Senior Securities                                                                                         6
Item 4    Submission of Matters to a Vote of Security Holders                                                          7
Item 5    Other Information                                                                                                              7
Item 6.   Exhibits and Reports on Form 8-K                                                                                    7

Signature                                                                                                                                         7

PART 1       FINANCIAL INFORMATION
Item 1.   Financial Statements

The condensed consolidated interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures made are adequate to make the information disclosed not misleading.  It is suggested that the condensed consolidated interim financial statements be read in conjunction with the consolidated financial statement and the notes thereto included in the Company Annual Report on Form 10-K for the year ended June 30, 2002. The accompanying consolidated interim financial statements have been prepared, in all material respects, in conformity with the standards of accounting measurements set forth in Accounting Principles Board Opinion No. 28 and reflect, in the opinion of management, all adjustments, which are of a normal recurring nature, necessary to summarize fairly the financial position and results of operations for such periods. The results of operations for such interim periods are not necessarily indicative of the results to be expected for a full year.

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEET

(UNAUDITED)

                                                                                                                   December 31,   December 31,
                                                                                                                                2002           2001

ASSETS
CURRENT ASSETS:
     Cash                                                                                                         $               5             11
     TOTAL CURRENT ASSETS                                                                  $               5             11
FILM COSTS AND PRODUCTION RIGHTS                                                              -               -
Total                                                                                                                               5             11

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
      Accounts Payable Accrued Expenses                                                       $      18,386        30,886
      Note payable                                                                                                   50,000        50,000
      TOTAL CURRENT LIABILITIES                                                                  68,386        80,886

LOAN FROM SHAREHOLDER                                                                          14,850        15,308

STOCKHOLDERS' EQUITY:
      Preferred stock - $.01 par,
      3,000,000 shares authorized, 100,000 Series A shares
      issued and outstanding (in 2000
      only) and 21,500 Series B issued
      and outstanding                                                                                                    215            215
      Common stock - $.001 par,
      30,000,000 shares
      Authorized, 7,496,983 shares
      issued and outstanding                                                                                       7,497         7,496
      Paid in capital                                                                                                482,038     469,318
      Accumulated deficit                                                                                      (572,981)   (573,212)
TOTAL STOCKHOLDERS' EQUITY                                                              (83,231)     (96,183)

 Total                                                                                                                $            5              11

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                                        Three Months ended        Three Months ended
                                                                                                        December 31, 2002        December 31, 2001

REVENUE                                                                                                 $              0                      $        0
COST OF REVENUES                                                                                              0                               0
GROSS PROFIT                                                                                                        0                                0

EXPENSES:
    General and Administrative                                                                                    30                               29

NET LOSS                                                                                                            (30)                          (29)

BASIC LOSS PER SHARE                                                                           $        .00                       $      .00
WEIGHTED AVERAGE SHARES OUTSTANDING                                   7,496,983                   7,496,983

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                                                        Three months ended December 31,
                                                                                                                                            2002              2001
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net Income (Loss)                                                                                                         $(30)          (29)

     Changes in operating assets and liabilities:
         Decrease (increase) in accounts                                                                                         -                    -
                     Total adjustments:                                                                                                  -                    -
           NET INCREASE (DECREASE) IN CASH                                                                (30)             (29)

CASH AT BEGINNING OF PERIOD                                                                                     26                 40
CASH AT END OF PERIOD                                                                                              $(4)                 11

See notes to financial statements

UNITED NATIONAL FILM CORP.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

1. ORGANIZATION AND BUSINESS DESCRIPTION
United National Film Corp. (the Company) is a Colorado corporation. The Company is engaged in the acquisition and development of properties for, and the production of, television series, television specials, made-for-home television motion pictures and feature length motion pictures for domestic and international distribution.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

b. Film Costs and Program Rights:
Film costs and program rights (project cost) which include acquisition and development costs such as story rights,scenario and scripts, direct production costs including salaries and costs of talent, production overhead and post-production costs are deferred and amortized by the individual-film-forecast-computation method as required by Statement of Financial Standards No. 53.

c. Fair Value of Financial Instruments:
The carrying amounts reported in the balance sheet for cash, accounts and notes payable and accrued expenses approximate fair value based on the short term maturity of these instruments.

d. Principles of Consolidation:
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany balances and transactions have been eliminated.

e. Revenue Recognition:
The business of the Company is to derive revenues primarily from providing production services to third parties and exploiting projects originally developed by the Company in which it retains an ownership interest. Revenues from being a provider of contract production services are recognized using the percentage of completion method, recognizing revenue relative to the proportionate progress on such contracts as measured by the ratio which project costs incurred by the Company to date bear to the total anticipated costs of each project. Amounts advanced under such contracts are deferred and not recognized as revenue until obligations under such contracts are performed.  Revenue from licensing company-owned projects is recognized when the film is delivered and available for showing, costs are determinable, the fee is known and collectibility is reasonably assured.

f. Income Taxes:
Deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

g. Net Loss Per Common Share:
Basic earnings per share is computed by dividing the net income (loss) available to common shareholders by the weighted average number of outstanding common shares. The calculation of diluted earnings per share is similar to basic earning per share except the denominator includes dilutive common stock equivalents such as stock options and convertible debentures. Common stock options and the common shares underlying the convertible preferred stock are not included as their effect would be anti dilutive.

3. RELATED PARTY TRANSACTIONS
None.

4. NOTES PAYABLE
Pursuant to the acquisition of the screenplay titled, Molly and Lawless John, a note was issued for $50,000 which was due on January 15, 1999. The payment date on this note has been indefinitely extended by the holder of the note.

5. LOANS DUE TO SHAREHOLDER
The Chief Executve Officer has continued to make advances to the Company to cover general overhead costs.  The total net amount advance as of the end of this reporting period is $14,850.

6.  STOCK ISSUED.
None.

7. GENERAL
Reference is made to the financial statements included in the Company's Annual Report (Form 10-K) filed with the Securities and Exchange Commission for the year ended June 30, 2001. The Company began its operation in February 1998.  The financial statements for the period ended December 31, 1999 are unaudited but include all adjustments which, in the opinion of management, are necessary for a fair presentation of the results of operations for the period then ended. All such adjustments are of a normal recurring nature.  The results of the Company's operations for any interim period are not necessarily indicative of the results of the Company's operations for a full fiscal year.

ITEM 2: Managements Discussion and Analysis of Financial Condition and Results of Operations.

The Company is a development stage enterprise with no significant expenses incurred during the period.  On September 24, 2002, the Company entered into a memorandum agreement with MeetVirtual Systems, Inc. that will become effective upon the filing of all reports with the Securities and Exchange Commission that are required to bring the Company to a current status. As part of the transaction with MeetVirtual Systems, Inc. the Company will issue additional shares of its authorized common stock.  The Company will issue approximately 25,000,000 shares of stock to MeetVirtual Systems, Inc. for payment of $25,000 in expenses and $65,000 for the issuance of shares equaling a total of  $90,000 to the Company as part of the transaction.  The memorandum agreement with MeetVirtual Systems, Inc. was amended as of January 13, 2003 to include an additional amount of $5,000 for a total amount equaling $95,000.  The consideration received by the Company will be used to pay off Company debts and obligations and will be used to pay for the costs of completing the financial audits of the Company and bringing the Company's filings with the Securities and Exchange Commission current.

The shares that are issued will not be registered with the Securities and Exchange Commission upon issuance and will be burdened with a legend that restricts them from transfer absent registration or an exemption from registration.

The Company currently has no active operations or majority owned subsidiaries. Our assets consist of a small amount of cash as shown in the audited statements that comprise a portion of this 10K report for the period ending June 30, 2002

PART II - OTHER INFORMATION

Item 1. Legal Proceedings
None.

Item 2.  Changes in Securities.
None

Item 3.  Defaults Upon Senior Securities.
None

Item 4.  Submission of Matters to a vote of Security Holders.
None.

Item 5.  Other Information.
None.

Item 6.  Exhibits and Reports on Form 8-K.

(a) Exhibits
None

(b)  Reports on Form 8-K.
None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED NATIONAL FILM CORP.
By: /s/     Deno Paoli
Chief Executive Officer

Date:   March 7, 2003

APPENDIX B

MEMORANDUM AGREEMENT

  This  Memorandum Agreement is made and entered into as of the 24th day of September between MEETVIRTUAL SYSTEMS, INC. a New Jersey corporation, whose address is 1 Nevius Pl., Somerset, New Jersey 08873 (herein MVS) and UNTIED NATIONAL FILM CORPORATION,  a  Colorado corporation, whose address is 6363 Christie Ave., Suite 601, Emeryville, California 94608 (herein UNF).

UNF is a publicly held corporation whose stock was heretofore listed on NASDAQ.  UNF has not completed the audit of its activities for the years ending June 30, 2001 and June 30, 2002 and has not filed with the SEC a 10k for each of said years.  Accordingly, UNF stock is not currently being traded.

1.  MVS hereby agrees to purchase newly issue shares of common stock of UNF, the number of shares being such that upon the Closing as hereinafter provided 90% of the issued and outstanding common stock of UNF shall be issued to MVS.  MVS shall have the right to direct that a portion of the shares to be issued hereunder be issued to one or more parties designated by MVS.

2.  The stock to be issued to MVS will not be registered with the SEC and, accordingly, shall bear an appropriate endorsement restricting its transfer except as permitted pursuant tot the rules and regulations of the SEC.

3.  As consideration for the stock to be issued to MVS, MVS agrees to pay to UNF the total sum of $65,000, of which $6,500 shall be payable concurrently with execution of this Agreement and the remainder upon the Closing hereinafter provided for.  Payments hereunder shall be made either by certified check or by wire transfer in accordance of the following:

Name of Bank: XXXXXXXXXX
Address:  XXXXXXXXXXXXX
City:   XXXXXXXXXXXXXXX
Account No.:  XXXXXXXXXX
Account Name: XXXXXXXXX
Bank ABA No.: XXXXXXXXX

4.  Following execution of this Agreement, UNF shall undertake all actions necessary to complete the audits for the missing years as indicated above as well as appropriate filings with the SEC and NASDAQ and updating of all transfer agents and registrars as necessary.  MVS agrees to advance the sum of $25,000 to be utilized by UNF for payment of all necessary corporate expenses incurred in bringing UNF current .  Said sum shall be advanced to UNF by wire transfer to the Arthur L. Stashower Trust Account as indicated above, said wire transfer to be completed within 15 business days after execution of this agreement.  UNF shall also undertake all corporate actions necessary to conclude this transaction as soon as practicable, including any Special Meeting of Shareholders and action of the Board of Directors.

5. MVS acknowledges that the motion picture Molly and Lawless John and various screenplays, title to which is now in UNF, will be .returned to their original owners, as acquisition of such film and such screenplays has never been completed.

6. The Closing of the acquisition of stock by MVS pursuant to this agreement shall occur as soon as reasonably practicable after the reinstatement of trading of the stock of UNF and the completion of all required corporate action by UNF.  UNF shall keep MVP fully informed on the progress of such reinstatement.  At the Closing a stock certificate shall be issued and delivered to MVS evidencing its 90% of UNF common stock. After the Closing there shall be only one class of stock of UNF outstanding of which 90% shall be issued to MVS and the remainder to the existing stockholders including public stockholders of UNF.

7. UNF represents and warrants that it does not now, and at the Closing will not have any litigation threatened or pending of which it has any knowledge, and that at the Closing it will have no known liabilities of any sort whatsoever.

8. UNF and MVS agree to execute any and all such appropriate documents to which may be reasonably necessary and/or appropriate in order to conclude this transaction. A more format agreement containing those terms and conditions usually and customarily contained in agreements of this type as well as all of the terms and conditions hereof shall; if required by the parties, be prepared and executed. Unless and until such more formal agreement is executed, this agreement shall be and remain a valid and binding agreement between the parties.

IN WITNESS WHEREOF the parties have executed this agreement as of the day and year first above written.

MEETVIRTUAL SYSTEMS, INC.
/s/ Raghu Tandra, President
___________________________

UNITED NATIONAL FILM CORPORATION
/s/ Deno Paoli, Chief Executive Officer
_____________________________

APPENDIX B

AMENDMENT TO MEMORANDUM AGREEMENT

January 16, 2003

MeetVirtual Systems, Inc.
1 Nevius Place
Somerset, New Jersey 08873

Gentlepersons:

        Reference is hereby made to that certain Memorandum Agreement between you and the undersigned, United National Film Corporation dated September 24, 2002.  In accordance with Paragraph 4 of said agreement you were to advance the sum of $25,000 to us for purposes of payment of necessary corporate expenses within 15 days after the execution of said agreement.  Through circumstances unforseen by you, you were unable to complete said advance until January 16, 2003.  You have now completed said advance. However by reason of the time lag, we have incurred additional costs.  Accordingly, in consideration of our agreement to continue the operation of the Memorandum Agreement, you and we agree that the Purchase price for the stock to be acquired by at the closing shall be increased by $5,000.00 to a total of $70,000.00 of which you have paid $6,250 and the remaining $63,750.00 will be paid at the Closing.

        Except as amended herein, the memorandum Agreement is hereby ratified and confirmed in all respects.

Kindlay indicate your agreement to the foregooing by signing in the place indicated.

                                                                                                                    Very truly yours,
                                                                                                                 United National Film Corporation
                                                                                                                     By:      /s/ Deno Paoli

Acepted and Agreed to:
MeetVirtual Systems, Inc.

By:  /s/ Raghu Tandra